Supplement Dated February 26, 2024
to the Prospectus, Updating Summary Prospectus
and Initial Summary Prospectus dated May 1, 2023
for
Milestone VUL-G
Issued By: Symetra Life Insurance Company

Discontinuation of Sales:

Symetra Life Insurance Company ("Symetra Life") has decided to discontinue sales of Milestone VUL-G, no longer allowing new sales of the Policy.

March 15, 2024: The last day Symetra Life will accept applications will be March 15, 2024. All applications must be received by Us in good order by the end of business March 15, 2024 to be processed.

April 19, 2024: The last day Symetra Life will issue Milestone VUL-G Policies will be April 19, 2024. All underwriting and administrative requirements including the receipt of any required Initial Premium Payment must be completed by end of business April 19, 2024 for a Policy to be issued.

As a current Owner your level of service will not be affected and you will still have all rights and benefits under your Policy.